File No. 033-79166, 811-8522
                                                       Filed under Rule 497(e)

                        The Equi-Select Series Trust

                           PROSPECTUS SUPPLEMENT

                               June 24, 1998

                                   to the
                       Prospectus dated May 1, 1998,
                      for the Equi-Select Series Trust


Constantinos G. Mokas has replaced a member of the team of portfolio managers at Massachusetts Financial Services Company ("MFS"). He and David M. Calabro together manage the equity portion of the Total Return Portfolio of the Equi-Select Series Trust. Mr. Mokas is a Vice President at MFS. He has been employed as a portfolio manager with MFS since 1990.


This supplement should be retained with your Prospectus for the Equi-Select Series Trust.